SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 3, 1999

                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

           New York                       1-1105                13-4924710
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

       32 Avenue of the Americas, New York, New York            10013-2412
         (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code 212-387-5400



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Form 8-K
AT&T Corp.
May 3, 1999

Item 5.  Other Events.

       On May 6, 1999, AT&T Corp. ("AT&T") and MediaOne Group, Inc. ("MediaOne") announced that they had entered into an Agreement and Plan of Merger, dated as of May 6, 1999 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of MediaOne with and into a subsidiary of AT&T (the "Merger") pursuant to which MediaOne will become a wholly owned subsidiary of AT&T. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the joint press release of AT&T and MediaOne with respect to the Merger is included as Exhibit 99.1. Such documents are incorporated by reference into this Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

       On May 3, 4 and 6, 1999, AT&T issued press releases announcing transactions and agreements relating to (1) the acquisition of certain assets from International Business Machines Corporation, (2) the acquisition of Vanguard Cellular Systems, Inc., (3) the acquisition of the shares of Lenfest Communications, Inc. not already owned by AT&T, (4) certain transactions with Comcast Corporation and (5) certain transactions with Microsoft Corporation. These press releases are included as Exhibits 99.2 through 99.6 and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             Exhibit 2.1 Agreement and Plan of Merger (the "Merger Agreement"), among AT&T Corp., Meteor Acquisition Inc. and MediaOne Group, Inc., dated as of May 6, 1999.*

             Exhibit 99.1 AT&T Corp. and MediaOne Group, Inc. Joint Press Release issued May 6, 1999.

             Exhibit 99.2     AT&T Corp. Press Release issued May 3, 1999.

             Exhibit 99.3     AT&T Corp. Press Release issued May 3, 1999.

             Exhibit 99.4     AT&T Corp. Press Release issued May 4, 1999.

             Exhibit 99.5     AT&T Corp. Press Release issued May 4, 1999.

             Exhibit 99.6 AT&T Corp. and Microsoft Corporation Joint Press Release issued May 6, 1999.

             * The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.


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Form 8-K
AT&T Corp.
May 3, 1999

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AT&T CORP.

                                     By:  /s/  Marilyn J. Wasser
                                        Name:  Marilyn J. Wasser
                                        Title: Vice President and Secretary





May 7, 1999


                                  Page 3 of 4
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                                  EXHIBIT INDEX

Exhibit
Number

2.1 Agreement and Plan of Merger (the "Merger Agreement"), among AT&T Corp., Meteor Acquisition Inc. and MediaOne Group, Inc., dated as of May 6, 1999.*

99.1        AT&T Corp. and MediaOne Group, Inc. Joint Press
            Release issued May 6, 1999.

99.2        AT&T Corp. Press Release issued May 3, 1999.

99.3        AT&T Corp. Press Release issued May 3, 1999.

99.4        AT&T Corp. Press Release issued May 4, 1999.

99.5        AT&T Corp. Press Release issued May 4, 1999.

99.6        AT&T Corp. and Microsoft Corporation Joint Press Release issued
            May 6, 1999.

* The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.


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